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                            PAYPAL MONEY MARKET FUND
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PROSPECTUS
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April 30, 2005

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As with all mutual funds, the Securities and Exchange Commission has not approved these securities or determined whether the information in this Prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.
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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

THE PAYPAL MONEY MARKET FUND................................................1

PERFORMANCE INFORMATION.....................................................3

FUND FEES AND EXPENSES......................................................4

MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS.......................6

FUND MANAGEMENT.............................................................8

THE FUND'S STRUCTURE.......................................................10

PRICING OF FUND SHARES.....................................................12

HOW TO ACQUIRE AND REDEEM SHARES OF THE FUND...............................13

DIVIDENDS AND OTHER DISTRIBUTIONS..........................................17

TAX CONSEQUENCES...........................................................19

FINANCIAL HIGHLIGHTS.......................................................20

The PayPal Money Market Fund (the "Fund") is designed primarily as an AUTOMATIC SWEEP INVESTMENT for uninvested cash balances in PayPal customer accounts. PayPal customers may choose to have their free cash balances swept into the Fund in order to earn income until the cash is used. Shares of the Fund will be automatically redeemed to pay for transactions such as payments, purchases and other electronic money transfers from PayPal customer accounts.

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THE PAYPAL MONEY MARKET FUND
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INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with stability of capital and liquidity.

STRATEGY

The Fund invests in U.S. dollar-denominated, high quality, short-term money market investments issued by U.S. and foreign issuers.

The Fund is a "feeder fund." A feeder fund does not invest directly in a portfolio of securities. Instead, to pursue its investment objective, it invests all of its assets in another investment company called the Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolio, a registered open-end management investment company issuing individual interests in multiple series. Barclays Global Fund Advisors ("BGFA") serves as the investment adviser to the Master Portfolio. BGFA, a subsidiary of Barclays Global Investors, N.A., has provided asset management services for over 25 years. As of December 31, 2004, BGFA and its affiliates provided investment advisory services for over $1.3 trillion of assets. To preserve its investors' capital, the Master Portfolio and, through it, the Fund seek to maintain a stable $1 share price.

The Fund's performance will correspond directly to the performance of the Master Portfolio.

This means that you should understand that the discussion of the Fund's investment objectives, strategies and risks are a description of the investment characteristics and risks associated with the investments of the Master Portfolio.

The Master Portfolio may invest up to 10% of its net assets in securities that are deemed to be "illiquid." Illiquid securities may include securities that are subject to restrictions on their resale or securities that may otherwise be difficult to sell promptly at an acceptable price, including repurchase agreements providing for settlement in more than seven days. The Master Portfolio (and, therefore, the Fund) may suffer losses or other costs as a result of delays or difficulties in selling or attempting to sell such securities.

MONEY MARKET FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price. The Fund and the Master Portfolio are money market funds and are subject to these regulations. Some of the regulations are:

o CREDIT QUALITY: Money market funds must invest exclusively in high quality securities. Generally, "high quality securities" are those that are in the top two tiers of short-term credit quality, as ranked by certain nationally recognized statistical rating organizations, or "rating agencies." The Master Portfolio may purchase an unrated security if BGFA determines it to be of comparable quality to those rated securities, using guidelines adopted by the Board of Trustees of the Master Portfolio.

o DIVERSIFICATION: Requirements for diversification limit the Fund's exposure to any given issuer.

o MATURITY: Money market funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months) from the date of acquisition.

MAIN RISKS

YOUR INVESTMENT IS NOT A BANK DEPOSIT. Investments in the Fund and the Master Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default is generally considered unlikely, any default on an investment made by the Master Portfolio could cause the Fund's share price or yield to fall.

FOREIGN SECURITIES CARRY ADDITIONAL RISK. The Master Portfolio may invest in the securities of foreign issuers, so long as they are denominated in U.S. Dollars. Securities of foreign issuers carry additional risks due to reasons ranging from a lack of information about the issuer to the risk of political uncertainties.

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         PERFORMANCE INFORMATION
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The chart and table below show the Fund's performance. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. Keep in mind that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows the Fund's total returns for the calendar years indicated.

                     PAYPAL MONEY MARKET FUND TOTAL RETURNS

                        2000                    5.56%
                        2001                    2.86%
                        2002                    1.85%
                        2003                    1.16%
                        2004                    1.37%

Best quarter:     1.42% Q2 2000

Worst quarter:    0.26% Q3 2003, Q4 2003, Q1 2004 & Q2 2004

7-day yield (as of Dec. 31, 2004): 2.24%
(Please see www.paypal.com for current yield information.)

This table compares the Fund's average annual returns to the returns of 3-month U.S. Treasury Bills, for one year and since inception.

PAYPAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURNS
(AS OF DECEMBER 31, 2004)

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                                 ONE         FIVE             SINCE
                                 YEAR        YEARS          INCEPTION*
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PayPal Money Market Fund         1.37%       2.54%            2.61%
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U.S. Treasury Bills (3-month)    1.30%       2.86%            2.90%
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* Inception date was November 18, 1999. Benchmark calculated from
  November 30, 1999.

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         FUND FEES AND EXPENSES
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This table describes what you could expect to pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund's assets, which means you pay them indirectly. "Shareholder Fees" are one-time expenses charged to you directly by the Fund. "Operating Expenses" are paid out of Fund assets, so their effect is included in total return.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                          None
Maximum Deferred Sales Charge (Load)                                      None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends and other None Distributions
Redemption Fee (within 90 days of purchase)                               None
Maximum Account Fee                                                       None
ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)
Management Fees(2)                                                       1.10%
Distribution (12b-1) Fees                                                 None
Other Expenses                                                           0.03%

Total Annual Fund Operating Expenses                                     1.13%

NET OPERATING EXPENSES                                                   1.13%
     PAYPAL ASSET MANAGEMENT, INC. (THE "ADVISER") HAS VOLUNTARILY AGREED TO LIMIT THE FUND'S NET OPERATING EXPENSES TO AN ANNUAL RATE OF 0.10%,
     EXCLUDING: THE FEES AND EXPENSES OF THE INDEPENDENT TRUSTEES (AND THEIR INDEPENDENT LEGAL COUNSEL, IF ANY); THE COMPENSATION OF THE CHIEF COMPLIANCE OFFICER (AND CERTAIN FEES AND EXPENSES OF LEGAL COUNSEL RELATING TO THE FUND'S COMPLIANCE PROGRAM, IF ANY); AND THE FUND'S PORTION OF THE TRUSTEES AND OFFICERS/ERRORS AND OMISSIONS LIABILITY INSURANCE PREMIUM. PURSUANT TO THE VOLUNTARY AGREEMENT, THE FUND'S ANTICIPATED MAXIMUM NET OPERATING EXPENSES, WITH THESE EXCLUDED ITEMS, ARE EQUAL TO AN ANNUAL RATE OF 0.13%. WITH THE PRIOR APPROVAL OF THE BOARD OF TRUSTEES, THE ADVISER MAY TERMINATE OR MODIFY THIS VOLUNTARY WAIVER AT ANY TIME. IF THE INVESTMENT ADVISER FOR THE MASTER PORTFOLIO VOLUNTARILY WAIVES OR REIMBURSES CERTAIN OF ITS FEES, THE ADVISER MAY, BUT IS NOT REQUIRED TO, FURTHER REDUCE THE FUND'S NET OPERATING EXPENSES BY A CORRESPONDING AMOUNT OR LESS.

(1) The cost reflects the expenses at both the Fund and the Master Portfolio levels.
(2) Management fees have been restated to reflect current fees. Management fees include a fee equal to 0.10% of the average daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. The investment adviser for the Master Portfolio may voluntarily waive or reimburse certain of its fees, as it determines, from time to time. Management fees also include a "unified" fee equal to 1.00% of the average daily net assets payable by the Fund to the Adviser. The Adviser provides, or arranges for the provision of administration, transfer agency, pricing, custodial, auditing, and legal services to the Fund, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund's Compliance Program, if any), the Fund's portion of the trustees and officers/errors and omissions liability insurance premium and extraordinary expenses.

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EXAMPLE
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This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions that are required in all mutual fund prospectuses:

o you invest $10,000 in the Fund for the time periods indicated;

o your investment has a 5% return each year;

o you redeem your shares at the end of the relevant period; and

o the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs, at both the Fund and Master Portfolio levels, would be:

    EXAMPLE                      1 YEAR     3 YEARS    5 YEARS     10 YEARS
                                 ------     -------    -------     --------
    PAYPAL MONEY MARKET FUND      $115        $359       $622       $1,375

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              MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
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INVESTMENT STRATEGIES

The Fund and the Master Portfolio emphasize safety of principal and high credit quality. Neither the Fund nor the Master Portfolio may purchase floating-rate instruments ("derivatives") that are considered to be potentially volatile.

The Fund (through its investment in the Master Portfolio) may invest in floating-rate and variable-rate securities only if the following criteria are met:

o The security bears interest at a rate that resets quarterly or more frequently.

o The interest rate reset is based on changes in standard money market rate indices.

o Examples of acceptable standard indices are U.S. Government Treasury bills and London Interbank Offered Rate, among others.

Floating-rate and variable-rate obligations bear interest at rates that are not fixed, but are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invert fluctuating amounts, which may change daily without penalty, pursuant to direct lending arrangements between the Master Portfolio, as lender, and the borrower.

The Fund (through its investment in the Master Portfolio) may purchase instruments that are not rated if, in the opinion of the investment adviser for the Master Portfolio, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Master Portfolio and if they are purchased in accordance with the Master Portfolio's procedures adopted by the Master Portfolio's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act.

INVESTMENT RISKS

Asset-Backed Securities: The Master Portfolio may invest in high-quality asset-backed securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made regularly, thus in effect "passing through" regular payments made by the individual borrowers on the assets that underlie the securities. The value of these instruments is particularly sensitive to changes in interest rate and general market conditions. The value of asset-backed securities is also affected by the creditworthiness of the individual borrowers.

Floating-Rate and Variable-Rate Risk: Floating- and variable-rate instruments are subject to interest rate and credit risks. Because there is no active secondary market for certain of these obligations, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Master Portfolio is not entitled to exercise its demand rights.

Management Risk: As with any actively managed fund, the Master Portfolio may not be successful in its selection of investment instruments and the strategies used by the Master Portfolio may fail to produce the intended results.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures regarding disclosure of non-public portfolio information described in the Statement of Additional Information of the Fund, as the same may be amended from time to time.

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FUND MANAGEMENT
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THE INVESTMENT ADVISER FOR THE FUND is PayPal Asset Management, Inc. (the
"Adviser"). The Adviser is a wholly owned subsidiary of PayPal, Inc. ("PayPal") (which, in turn, is a wholly owned subsidiary of eBay Inc.) and its address is 2211 North First Street, San Jose, CA 95131. PayPal is dedicated to providing easy, low-cost services to on-line investors through its continuous emphasis on technology, including the PayPal website and services. Through the world wide web, the Adviser offers access to your Fund account virtually anywhere, at any time. The Adviser was formed in 1999. As of December 31, 2004, it had over $221 million in assets under management.

The Adviser provides the Fund with investment guidance and policy direction and monitors the Fund's investment in the Master Portfolio. The Adviser is subject to general supervision of the Board of Trustees (the "Board") of PayPal Funds (the "Trust") and is required to act in accordance with the investment objective, policies and restrictions of the Fund.

The Adviser also provides or arranges for all of the services that are necessary for the Fund to operate. These include administration, transfer agency, custody and subadvisory services, if any. The Adviser is entitled to an investment advisory fee at an annual rate equal to 1.00% of the Fund's average daily net assets. The Adviser uses the advisory fee to pay all expenses of managing and operating the Fund except Master Portfolio expenses, brokerage fees, taxes, interest, fees and expenses of the independent trustees (and their legal counsel, if any), the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund's Compliance Program, if any), and the Fund's portion of the trustees and officers/errors and omissions liability insurance premium and extraordinary expenses. A portion of the advisory fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser.

The Adviser has voluntarily agreed to limit the Fund's net operating expenses to an annual rate of 0.10%, excluding the fees and expenses of the independent trustees (and their legal counsel, if any) the compensation of the Chief Compliance Officer (and certain fees and expenses of legal counsel relating to the Fund's Compliance Program, if any), and the Fund's portion of the trustees and officers/errors and omissions liability insurance premium. As a result of the voluntary expense limit, the Adviser currently does not receive an investment advisory fee. With the prior approval of the Board of Trustees, the Adviser may terminate or modify the voluntary waiver at any time.

For the fiscal years ended December 31, 2002 and December 31, 2003, and December 31, 2004 after contractual and voluntary fee waivers, the Fund did not pay an investment advisory fee.

THE INVESTMENT ADVISER FOR THE MASTER PORTFOLIO is BGFA. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of December 31, 2004, BGFA and its affiliates provided investment advisory services for over $1.3 trillion of assets. BGFA receives a fee from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio's average daily net assets.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, which includes certain other fees paid by the Master Portfolio, such as accounting, legal and Securities and Exchange Commission ("SEC") registration fees.

THE DISTRIBUTION AGENT for shares of the Fund on the www.paypal.com website is Funds Distributor, Inc., a registered broker-dealer.

The Fund's Statement of Additional Information contains detailed information about the Fund's investment adviser, administrator, and other service providers and is available upon request by emailing customer service at service@paypal.com.

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THE FUND'S STRUCTURE
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The Fund is a separate series of the Trust. The Fund seeks to achieve its investment objectives by investing all of its assets in the Master Portfolio. The Master Portfolio is a series of Master Investment Portfolio, which is a registered open-end management investment company. The Master Portfolio has the same investment objective as the Fund.

This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the "feeder" fund) invests all of its assets in a second fund (the "master" fund). In addition to selling its shares to the Fund, the Master Portfolio has sold and is expected to continue to sell its shares to certain other mutual funds or other accredited investors. The expenses paid by these mutual funds and accredited investors may differ from the expenses paid by the Fund and so the returns received by shareholders of other mutual funds or other accredited investors may be different from your returns if you invest in the Fund.

The Board believes that the Fund may realize some economic advantages by investing in the Master Portfolio along with other investors. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interest-holders in the Master Portfolio) would be spread across a larger asset base as more funds or other accredited investors invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the Fund may not realize or may not maintain these expected economic efficiencies.

The Fund may be asked to vote on matters concerning the Master Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on a matter pertaining to the Master Portfolio, the Fund will either (a) hold a meeting of the Fund's shareholders and cast its votes as instructed by those shareholders, or (b) subject to approval by the Board, cast the Fund's votes in the same proportion as holders of votes other than the Fund have cast their votes.

The Fund may withdraw its investment in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of the Fund or other pooled investment entity by the Adviser or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

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PRICING OF FUND SHARES
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The Fund is a true no-load fund, which means that the purchase and sale price of shares is always the net asset value per share ("NAV"), without any deductions for fees from the purchase or sale price.

The Fund's NAV per share is calculated by taking the value of the Fund's net assets (largely cash and interests in the Master Portfolio) and dividing by the number of shares outstanding. The value of these interests in the Master Portfolio is provided by the Master Portfolio. Expenses are accrued daily and applied when determining the Fund's NAV. The NAV for the Fund is determined as of the close of each business day (generally 5:00 p.m., Eastern time) the New York Stock Exchange, Inc. (the "NYSE") and the Fund are open. In general, the Fund will not calculate the NAV of its shares on the days on which the NYSE, or the Fund, is closed for trading. The Fund may change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time, when trading in the market the Master Portfolio invests in is restricted, or if an emergency exists. The Fund is typically open on any day the Federal Reserve banks are open, with the exception of Good Friday.

The Master Portfolio calculates the value of its net assets (i.e., the value of its assets less liabilities) on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day that the NYSE is open for business, with the exception of Columbus Day and Veterans Day. The Master Portfolio values its securities at amortized cost to account for any premiums or discounts above or below the face value of the securities it buys. The amortized cost method does not reflect daily fluctuations in market value.

FAIR VALUE PRICING

The Fund has adopted fair valuation procedures for use in appropriate circumstances. The Board of Trustees has delegated to PayPal the authority to approve fair value determinations in any situation that would impact the Fund's NAV by less than a penny per share. If the proposed valuation would impact the Fund's NAV by more than a penny per share, then the Valuation Committee of the Board meets to determine an appropriate price. In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern Time.

For information regarding the fair value pricing of the Master Portfolio, please see the prospectus of the Master Portfolio.

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HOW TO ACQUIRE AND REDEEM SHARES OF THE FUND
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The Fund is available only to on-line investors through PayPal's web site. You will need to do the following to purchase shares of the Fund:

o Enroll as a PayPal user, simply by following the instructions on the PayPal website, at WWW.PAYPAL.COM.

o You are required to provide a date of birth and a Social Security Number or Employer Identification Number to enroll as a PayPal user. Other identification numbers, such as an Individual Taxpayer Identification Number, will not be sufficient.

o You are also required to consent to receive all information about the Fund electronically, both to open an account and during the time you own shares of the Fund.

o If you revoke your consent to receive Fund information electronically, fail to maintain an e-mail account, or close your account, the Fund may redeem your shares (to the extent that this redemption would be allowed under the federal securities laws) and in any case will prohibit additional investments in the Fund, including the reinvestment of dividends.*

o Once you have enrolled as a PayPal user and have consented to receive Fund information electronically, any uninvested cash balance in your PayPal account will be automatically invested in the Fund, according to the terms and conditions of the Fund account.

o Similarly, when you use your PayPal account to transfer money or make a purchase or payment, shares of the Fund then in your account will be sold automatically to cover these transactions.

o You agree that an affiliate of PayPal (such as the transfer agent for the Fund) may redeem shares of the Fund in your account to pay for transfers of funds through PayPal, purchases or any amounts owed to PayPal or Fund Distributors, Inc., as a selling agent. PayPal may redeem or freeze all or a portion of your shares if it concludes, after any investigation it deems appropriate, that you are obligated to PayPal or another party for any setoff or refund in connection with a PayPal transaction.

-----------------
* The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account. However, should the SEC's position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

ON-LINE INVESTOR REQUIREMENTS

The Fund is designed specifically for on-line investors who are customers of PayPal. The Fund requires its shareholders to consent to receive all shareholder information about the Fund electronically.

Shareholder information includes, but is not limited to,

o prospectuses,

o financial reports,

o confirmations,

o 1099-DIV statements,

o proxy solicitations, and

o financial statements.

Shareholders may also receive other correspondence from PayPal through their e-mail account. By opening an account for the Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address. You may incur costs for on-line access to shareholder documents and maintaining an e-mail account.

If you rescind your consent to receive shareholder information electronically, or fail to maintain an e-mail account, the Fund may redeem your position in the Fund (to the extent that this redemption would be allowed under federal securities laws).* If it becomes lawful to involuntarily redeem in these circumstances, the Fund will remind you of the involuntary redemption policy before giving effect to the revocation of your consent. If the Fund involuntarily redeems your shares, you may experience adverse tax consequences. If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds. The Fund reserves the right to deliver paper copies of documents in certain circumstances, at no cost to the investor.

----------------
* The staff of the SEC has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account. However, should the SEC's position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

ACQUIRING AND REDEEMING SHARES OF THE FUND

You can begin accumulating shares of the Fund as soon as you register as a PayPal user and have deposited funds in your PayPal account. Your share price will be the NAV next determined after the Fund receives your deposit of funds, which normally will be $1.00 per share.

Fund shares are automatically purchased for PayPal users who have completed the steps outlined above. Any unused cash balance in your PayPal account will be automatically invested in (or "swept" into) shares of the Fund. Similarly, shares of the Fund in your account will be automatically redeemed (or "swept" from your account) in order to pay for any transaction that you have authorized, including purchases, payments and other electronic fund transfers. The automatic sweep occurs once a day as all transactions for that day are reconciled. The prospectus for the Fund is readily available for viewing and printing on the PayPal website (WWW.PAYPAL.COM).

IF YOU DO NOT CONSENT TO RECEIVE ALL FUND DOCUMENTATION ELECTRONICALLY YOU WILL NOT BE ELIGIBLE TO ACQUIRE SHARES OF THE FUND.

         MINIMUM INVESTMENT REQUIREMENTS

For your initial investment in the Fund                               $0.01
Additional shares of the Fund                                         $0.01
Continuing minimum investment                                         $0.01
Maximum Account Balance                                              $100,000

ACCESSING ACCOUNT INFORMATION

For information on how to access account information electronically and to register as a PayPal user, please refer to the online assistant at WWW.PAYPAL.COM available 24 hours a day.

REDEMPTIONS

Fund shares are redeemed automatically to pay for transactions that you have authorized, such as purchases, payments and other electronic money transfers. The automatic "sweep" from your shares will occur once each day as that day's transactions are reconciled.

You may not sell shares of the Fund that you do not own. In other words, you may neither "short" shares of the Fund nor borrow shares of the Fund to cover the cost of any transaction.

Redemption Delays. The automatic redemption (and therefore, your ability to conduct PayPal transactions with proceeds from the sale of Fund shares) may be suspended, to the extent permitted by applicable law, during any period in which
(i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (iv) trading in the market the Master Portfolio invests in is restricted as determined by the SEC.

However, there may be instances where technical difficulties, including system failures, could suspend or prevent redemptions.

CHANGING YOUR ACCOUNT INFORMATION

o For your protection, you will be required to change your PayPal user information on the PayPal's website, www.paypal.com, if you wish to change certain information that you provided when you first registered as a PayPal user. This procedure is designed to protect you and the Fund against fraudulent transactions by unauthorized persons.

CLOSING YOUR ACCOUNT

If you do not maintain an email address or if you terminate your ability to electronically access www.paypal.com, the Fund may redeem all of your shares in your Fund account (to the extent that this redemption would be allowed under federal securities laws).

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         DIVIDENDS AND OTHER DISTRIBUTIONS
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AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THAT THE FUND
EARNS.

The Fund distributes substantially all of its net investment income to its shareholders. The Fund declares a dividend on every business day. Dividends are credited to shareholder accounts monthly. Capital gains, if any, are distributed at least annually.

The Fund may make additional distributions if necessary.

All of your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the reinvestment date. If you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account, or close your account, you will not be permitted to reinvest your dividends in additional Fund shares.

FREQUENT TRADING

Short-term or excessive trading ("frequent trading") of a mutual fund's shares by shareholders is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading could pose the risk of lower returns for long-term shareholders of the Fund.

Money market funds such as the Fund generally are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles, which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.

--------------------------------------------------------------------------------
         TAX CONSEQUENCES
--------------------------------------------------------------------------------

YOUR FUND DIVIDENDS AND OTHER DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES.

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders. YOU WILL GENERALLY BE TAXED ON THE DISTRIBUTIONS THAT ARE CREDITED TO YOUR ACCOUNT, REGARDLESS OF WHETHER YOU WITHDRAW THE DISTRIBUTION AND EVEN IF THE DISTRIBUTION IS REINVESTED IN SHARES OF THE FUND.

If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sold them for, and how long you held them.

Dividends will normally be reported to shareholders for tax reporting purposes on a Form 1099-DIV. The Fund's policy is not to send that Form to any shareholder who has received less than $10.00 of dividends in a given year. If applicable, the Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

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         FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the four years ended December 31, 2004 has been audited by PricewaterhouseCoopers LLP , whose report, along with the Fund's financial statements, is included in the annual report. Financial Highlights for the year ended
December 31, 2000 were audited by another firm of independent accountants. The annual report is available at www.paypal.com.

PayPal Money Market Fund
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

----------------------------------------------------------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                              DEC. 31, 2004     DEC. 31, 2003     DEC. 31, 2002     DEC. 31, 2001     DEC. 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $      1.00       $      1.00       $      1.00        $      1.00      $      1.00
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                              0.01              0.01              0.02               0.03             0.05
  Net realized and unrealized
  gain on investments                                0.00(a)           0.00(a)           0.00(a)            0.00(a)          --

TOTAL FROM INVESTMENT OPERATIONS                     0.01              0.01              0.02               0.03             0.05
LESS DISTRIBUTIONS FROM:
  Net investment income                             (0.01)            (0.01)            (0.02)             (0.03)           (0.05)
Total distributions                                 (0.01)            (0.01)            (0.02)             (0.03)           (0.05)
NET ASSET VALUE, END OF YEAR                  $      1.00       $      1.00       $      1.00        $      1.00      $      1.00
TOTAL RETURN                                         1.37%             1.16%             1.85%              2.86%            5.56%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000s)              $   221,052       $   200,872       $   169,357        $    82,207      $    75,890
  Ratio of expenses to average
   net assets(b)                                     0.08%             0.11%             0.10%              1.46%            1.38%
  Ratio of net investment income to
   average  net assets(b)                            1.37%             1.14%             1.80%              2.80%            5.32%

----------------------------------------------------------------------------------------------------------------------------------

  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed expenses(b)                   1.93%             1.91%             1.90%              1.90%            1.75%
  Ratio of net investment income
   (loss) to average net assets
   prior to waived fees and
   reimbursed expenses(b)                           (0.48)%           (0.66)%            0.00%(a)           2.36%            4.95%

----------------------------------------------------------------------------------------------------------------------------------

(a) Rounds to less than $0.01 or 0.01%.

(b) These ratios include the Fund's share of expenses charged to the Money Market Master Portfolio.

The accompanying notes are an integral part of these financial statements.

[Outside back cover page.]

More information about the Fund is contained in the Statement of Additional Information of the Fund ("SAI"). The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). You may also learn more about the Fund's investments by reading the Fund's most recent annual or semi-annual report to shareholders.

You may obtain a copy of the SAI and the most recent annual or semi-annual report without charge by emailing customer service at service@paypal.com or by calling (888) 215-5506. The most recent annual or semi-annual report is also available on this website, www.paypal.com. Shareholders will be alerted by e-mail whenever a prospectus amendment, annual or semi-annual report is available. Shareholder may make inquiries to the Fund by emailing customer service at service@paypal.com or by calling (888) 215-5506.

The Securities and Exchange Commission (the "SEC") maintains an Internet website (http://www.sec.gov) that contains the SAI, other material incorporated into this Prospectus by reference, and other information about the Fund. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street N.W., Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

PAYPAL
P.O. BOX 45950
OMAHA, NE 68145-0950
(888) 215-5506
HTTP://WWW.PAYPAL.COM

Investment Company Act file no.: 811-09381